UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 05, 2007

WCA Waste Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50808	20-0829917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Riverway, Suite 1400, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (713) 292-2400

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.1 is a copy of the press release, dated March 5, 2007, announcing WCA Waste Corporation's (the "Company") financial results for the fourth quarter and year ended December 31, 2006.

The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

99.1*     Press Release of WCA Waste Corporation dated March 5, 2007

*This Press Release is being furnished and not filed, pursuant to Regulation FD.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCA Waste Corporation (Registrant)
March 06, 2007 (Date)	/s/ CHARLES A. CASALINOVA Charles A. Casalinova Senior Vice President and Chief Financial Officer

Exhibit Index
99.1	Press release dated March 05, 2007